Exhibit 10.1

AMENDMENT NO. 1 TO
SEVERANCE AGREEMENT

     This Amendment No. 1 to Severance Agreement, dated as of the 2nd day of February, 2005 (this “Amendment”), is entered into by and between Affiliated Computer Services, Inc., a Delaware corporation (“Company”) and [Name], [Title] of the Company (“Executive”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Severance Agreement (defined below).

RECITALS:

     WHEREAS, Company and Executive previously entered into that Severance Agreement on March 1, 2004 (the “Severance Agreement”) providing for certain protections in the event of a Change of Control of the Company.

     WHEREAS, the American Jobs Creation Act of 2004 (Pub. Law No. 108-357, 118 Stat. 1418) was signed into law on October 22, 2004 (the “AJCA”); Section 885 of the AJCA creates new Section 409A of the Internal Revenue Code the (“Code”) which provides rules related to nonqualified deferred compensation.

     WHEREAS, the Company and Executive desire to amend certain provisions of the Severance Agreement to comply with the newly enacted Section 409A of the Code.

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Company and Executive hereby agree as follows:

     Section 1. Amendment of Section 3(c). Section 3(c) is replaced in its entirety by the following:

“(c) Payment of Accrued But Unpaid Amounts. Within two (2) business days after a Change of Control or such other timeframe as required under applicable law, rule or regulation, the Company shall pay the Executive (i) any unpaid portion of compensation previously earned by the Executive; and (ii) all compensation previously deferred by the Executive but not yet paid.”

     Section 2. No Effect on Consistent Terms. All terms of the Severance Agreement not inconsistent with this Amendment shall remain in place and in full force and effect and shall be unaffected by this Amendment.

     Section 3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, AND ENFORCEABLE UNDER, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE IN TEXAS WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF TEXAS.

     Section 4. Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

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     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

AFFILIATED COMPUTER SERVICES, INC.

By:

Name:	Jeffrey A. Rich
Title:	Chief Executive Officer

EXECUTIVE

[Name]